UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 25, 2019

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	IMH	NYSE American
Preferred Stock Purchase Rights	IMH	NYSE American

Item 5.02                   Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2019, the stockholders of Impac Mortgage Holdings, Inc. (the “Company”)  approved an amendment to the Company’s 2010 Omnibus Incentive Plan, as amended (the “Plan”), increasing the number of shares available under the Plan by 500,000 shares. Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards. The increase in shares available under the Plan is designed to enhance the Company’s flexibility in granting stock options and other awards to officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Company’s compensation committee.

A description of the terms and conditions of the Plan is set forth in the Company’s definitive Proxy Statement for the 2019 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 30, 2019, under the heading “Proposal No. 2 - Approval of Amendment to 2010 Omnibus Incentive Plan to Increase the Shares Subject to the Plan by 500,000 Shares”, which such description is incorporated herein by reference. The summary of the terms and conditions of the Plan is not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 25, 2019. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019. There were 20,253,657 shares of common stock present in person or by proxy at the meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1:  To elect a Board of Directors to serve for the ensuing year. There were five nominees for the Company’s Board of Directors. The affirmative vote of a plurality of all of the votes cast at the meeting was necessary for the election of a nominee for director. Broker non-votes did not count as votes cast and had no effect on the result of the vote. Each of the five nominees listed below has been elected to serve on the Board of Directors until the Company’s 2020 annual meeting of stockholders or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Akin	10,709,896	1,378,405	8,165,356
Frank P. Filipps	11,190,057	898,244	8,165,356
Stewart B. Koenigsberg	11,669,620	418,681	8,165,356
George A. Mangiaracina	11,876,028	212,273	8,165,356
Richard H. Pickup	11,781,268	307,033	8,165,356

Proposal No. 2:  To approve an amendment to the Company’s 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 500,000 shares. Approval of the proposal required the affirmative vote of a majority of the votes cast in person or represented by proxy at the meeting.  Abstentions and broker non-votes did not count as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,712,880	2,366,527	8,893	8,165,357

Proposal No. 3: To approve, on an advisory basis, the compensation of our named executive officers. Approval of the proposal required the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,864,961	2,113,718	109,621	8,165,357

Proposal No. 4: To approve, on an advisory basis, the frequency at which the Company should hold an advisory vote regarding the compensation of the Company’s named executive officers. The choice that receives a majority of all the votes cast at a meeting will be the frequency for the advisory vote on executive compensation. Abstentions and broker non-votes did not count as votes cast and had no effect on the result of the vote. The stockholders approved, on an advisory basis, the frequency of one year at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement. The result of the vote was as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
10,984,488	63,004	971,548	69,260	8,165,357

Proposal No. 5:   To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Approval of the proposal required the affirmative vote of a majority of all votes cast at the meeting.  Abstentions did not count as votes cast and had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,173,514	1,019,170	60,973	N/A

In light of the results of the stockholder vote on a frequency at which the Company should hold an advisory vote regarding the compensation of the Company’s named executive officers, the Company has determined to conduct a stockholder vote every year regarding the compensation of the Company’s named executive officers.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit	Description
10.1	2010 Omnibus Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: June 26, 2019

	By:	/s/ Brian Kuelbs
	Name:	Brian Kuelbs
	Title:	EVP & Chief Financial Officer